Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009	2008	2009	2008		2009	2008	2009	2008
	3rd Qtr	3rd Qtr	3rd Qtr	3rd Qtr	3rd Qtr vs.	Nine Months	Nine Months	Nine Months	Nine Months	9 Mos. vs.
	U.S.	U.S.	* As	* As	3rd Qtr	U.S.	U.S.	* As	* As	9 Mos.
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	As
	$	$	$	$	Reconciled	$	$	$	$	Reconciled
Net sales	4,499	4,576	4,499	4,576	(2%)	13,539	14,154	13,539	14,154	(4%)

Cost of sales	1,719	1,737	1,533	1,516	1%	4,738	5,782	4,289	4,518	(5%)

Gross profit	2,780	2,839	2,966	3,060	(3%)	8,801	8,372	9,250	9,636	(4%)

Selling, general and administrative	1,511	1,660	1,510	1,659	(9%)	4,629	5,208	4,625	5,205	(11%)
Research and development	913	893	909	890	2%	2,580	2,679	2,569	2,672	(4%)
Other expense/(income), net	102	(39)	102	121	(16%)	297	189	297	366	(19%)
Special, merger and acquisition-related charges	29	101	—	—	—	133	218	—	—	—
Equity income	(387)	(434)	(387)	(415)	(7%)	(1,157)	(1,444)	(1,157)	(1,361)	(15%)

Income before income taxes	612	658	832	805	3%	2,319	1,522	2,916	2,754	6%

Income tax expense	97	44	124	128	(3%)	328	133	427	408	5%

Net income	515	614	708	677	5%	1,991	1,389	2,489	2,346	6%

Preferred stock dividends	38	38	38	38	—	113	113	113	113	—

Net income available to common shareholders	477	576	670	639	5%	1,878	1,276	2,376	2,233	6%

Diluted earnings per common share	0.29	0.35	0.40	0.39	3%	1.13	0.78	1.43	1.37	4%

Avg. shares outstanding — common and participating — diluted	1,667	1,636	1,667	1,636		1,658	1,635	1,658	1,635

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

Cost of sales	38.2%	38.0%	34.1%	33.1%		35.0%	40.9%	31.7%	31.9%

Gross margin	61.8%	62.0%	65.9%	66.9%		65.0%	59.1%	68.3%	68.1%

Selling, general and administrative	33.6%	36.3%	33.6%	36.3%		34.2%	36.8%	34.2%	36.8%

Research and development	20.3%	19.5%	20.2%	19.4%		19.1%	18.9%	19.0%	18.9%

Income before income taxes	13.6%	14.4%	18.5%	17.6%		17.1%	10.8%	21.5%	19.5%

Net income	11.4%	13.4%	15.7%	14.8%		14.7%	9.8%	18.4%	16.6%

*	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Net sales	4,393	4,647	4,499	13,539			4,657	4,921	4,576	14,154	4,348	18,502	(2%)	(4%)

Cost of sales 1/	1,399	1,620	1,719	4,738			2,137	1,908	1,737	5,782	1,525	7,307	(1%)	(18%)

Gross profit	2,994	3,027	2,780	8,801			2,520	3,013	2,839	8,372	2,823	11,195	(2%)	5%

Selling, general and administrative	1,493	1,626	1,511	4,629			1,676	1,870	1,660	5,208	1,615	6,823	(9%)	(11%)
Research and development	804	863	913	2,580			880	906	893	2,679	850	3,529	2%	(4%)
Other expense/(income), net 2/	88	106	102	297			95	134	(39)	189	146	335	N/M	57%
Special, merger and acquisition-related charges 3/	75	29	29	133			23	94	101	218	111	329	(71%)	(39%)
Equity income 4/	(400)	(370)	(387)	(1,157)			(517)	(493)	(434)	(1,444)	(426)	(1,870)	(11%)	(20%)

Income before income taxes	934	773	612	2,319			363	502	658	1,522	527	2,049	(7%)	52%

Income tax expense	129	102	97	328			49	40	44	133	13	146	N/M	N/M

Net income	805	671	515	1,991			314	462	614	1,389	514	1,903	(16%)	43%

Preferred stock dividends	38	38	38	113			38	38	38	113	38	150	—	—

Net income available to common shareholders	767	633	477	1,878			276	424	576	1,276	476	1,753	(17%)	47%

Diluted earnings per common share	0.46	0.38	0.29	1.13			0.17	0.26	0.35	0.78	0.29	1.07	(17%)	45%

Avg. shares outstanding — common and participating — diluted	1,739	1,658	1,667	1,658			1,637	1,632	1,636	1,635	1,634	1,635
Actual common shares outstanding	1,628	1,634	1,639	1,639			1,621	1,624	1,626	1,626	1,626	1,626

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales	31.8%	34.9%	38.2%	35.0%			45.9%	38.8%	38.0%	40.9%	35.1%	39.5%

Gross margin	68.2%	65.1%	61.8%	65.0%			54.1%	61.2%	62.0%	59.1%	64.9%	60.5%

Selling, general and administrative	34.0%	35.0%	33.6%	34.2%			36.0%	38.0%	36.3%	36.8%	37.1%	36.9%

Research and development	18.3%	18.6%	20.3%	19.1%			18.9%	18.4%	19.5%	18.9%	19.5%	19.1%

Income before income taxes	21.3%	16.6%	13.6%	17.1%			7.8%	10.2%	14.4%	10.8%	12.1%	11.1%

Net income	18.3%	14.4%	11.4%	14.7%			6.7%	9.4%	13.4%	9.8%	11.8%	10.3%

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Cost of sales for the three months ended September 30, 2009 and 2008 include purchase accounting adjustments of $138 million and $221 million, respectively. For the nine months ended September 30, 2009 and 2008, cost of sales includes purchase accounting adjustments and special items of $394 million and $1.3 billion, respectively. Special items included in cost of sales of $48 million and $55 million for the three and nine months ended September 30, 2009, relates to the closure of certain global supply chain operations.

2/	For the three and nine months ended September 30, 2008, Other expense/(income), net includes $160 million of gain on sale of certain divested animal health products associated with the OBS acquisition.

3/	Special, merger and acquisition-related charges relate to the Productivity Transformation Program (PTP) and costs incurred related to the proposed merger with Merck. For the three months ended September 30, 2009 and 2008 these charges were $29 million ($24 million for severance costs and $5 million for merger costs) and $101 million ($93 million for severance costs and $8 million for integration-related costs), respectively. For the nine months ended September 30, 2009 and 2008 these charges were $133 million ($98 million for severance costs and $35 million for merger costs) and $218 million ($178 million for severance costs and $40 million for integration-related costs), respectively.

4/	Included in Equity income for the second, third and fourth quarter of 2008 were $64 million, $19 million and $22 million, respectively, of income related to the termination of a respiratory joint venture with Merck.

N/M — Not a meaningful percentage
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Cholesterol Joint Venture:	931	1,019	1,011	2,961			1,216	1,133	1,089	3,438	1,062	4,499	(7%)	(14%)
U.S.	596	638	619	1,853			851	710	688	2,249	695	2,943	(10%)	(18%)
International	335	381	392	1,108			365	423	401	1,189	367	1,556	(2%)	(7%)

50% of Cholesterol Joint Venture:	466	509	506	1,481			607	566	545	1,719	531	2,250	(7%)	(14%)

Prescription Pharmaceuticals :	3,379	3,589	3,548	10,515			3,557	3,702	3,539	10,798	3,455	14,253	—	(3%)
U.S.	951	969	923	2,843			975	926	932	2,831	981	3,812	(1%)	—
International	2,428	2,620	2,625	7,672			2,582	2,776	2,607	7,967	2,474	10,441	1%	(4%)

Animal Health :	630	677	669	1,976			723	818	759	2,299	674	2,973	(12%)	(14%)
U.S.	146	148	143	437			131	138	160	429	135	564	(10%)	2%
International	484	529	526	1,539			592	680	599	1,870	539	2,409	(12%)	(18%)

Consumer Health Care	384	381	282	1,048			377	401	278	1,057	219	1,276	2%	(1%)

Consolidated GAAP Net Sales:	4,393	4,647	4,499	13,539			4,657	4,921	4,576	14,154	4,348	18,502	(2%)	(4%)

U.S.	1,450	1,464	1,328	4,242			1,453	1,434	1,350	4,236	1,320	5,556	(2%)	—
International	2,943	3,183	3,171	9,297			3,204	3,487	3,226	9,918	3,028	12,946	(2%)	(6%)

Adjusted Net Sales:	4,859	5,156	5,005	15,020			5,264	5,487	5,121	15,873	4,879	20,752	(2%)	(5%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Global Zetia (1):	509	555	562	1,626			588	578	558	1,723	556	2,279	1%	(6%)
U.S.	310	324	320	953			395	349	333	1,078	338	1,415	(4%)	(12%)
International	199	231	242	673			193	229	225	645	218	864	8%	4%

Global Vytorin (1):	464	519	510	1,493			647	586	570	1,804	548	2,352	(10%)	(17%)
U.S.	286	314	299	900			456	361	355	1,171	357	1,528	(16%)	(23%)
International	178	205	211	593			191	225	215	633	191	824	(2%)	(6%)

Global Cholesterol (1):	973	1,074	1,072	3,119			1,235	1,164	1,128	3,527	1,104	4,631	(5%)	(12%)
U.S.	596	638	619	1,853			851	710	688	2,249	695	2,943	(10%)	(18%)
International	377	436	453	1,266			384	454	440	1,278	409	1,688	3%	(1%)

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Japan and Latin America. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. For the three months ended September 30, 2009 and 2008 sales in non-joint venture territories of the cholesterol franchise totaled $61 million ($47 million in Japan) and $39 million ($24 million in Japan), respectively. For the nine months ended September 30, 2009 and 2008 sales in non-joint venture territories of the cholesterol franchise totaled $158 million ($118 million in Japan) and $89 million ($47 million in Japan), respectively
The results of the operation of the joint venture are reflected in Equity income. As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global			U.S.			International
	2009	2008		2009	2008		2009	2008
	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$3rd Qtr	$		$3rd Qtr	$		$3rd Qtr
Prescription Pharmaceuticals :	3,548	3,539	—	923	932	(1%)	2,625	2,607	1%

Remicade	608	564	8%	—	—	—	608	564	8%
Nasonex	266	258	3%	151	141	7%	115	117	(1%)
Temodar	278	273	2%	100	96	3%	178	177	1%
Pegintron	198	235	(16%)	28	40	(29%)	170	195	(13%)
Clarinex / Aerius	164	176	(7%)	60	71	(15%)	104	105	(2%)
Follistim / Puregon	122	142	(14%)	42	49	(14%)	80	93	(15%)
Nuvaring	131	118	11%	82	67	22%	49	51	(3%)
Claritin Rx	95	87	9%	—	—	—	95	87	9%
Avelox	70	65	7%	70	65	7%	—	—	—
Integrilin	74	84	(12%)	69	78	(12%)	5	6	(9%)
Rebetol	64	63	1%	—	—	—	64	63	1%
Caelyx	67	80	(16%)	—	—	—	67	80	(16%)
Intron A	56	61	(8%)	31	30	—	25	31	(17%)
Remeron	74	61	21%	2	3	(17%)	72	58	22%
Proventil / Albuterol	59	38	53%	59	38	53%	—	—	—
Asmanex	53	40	31%	49	38	31%	4	2	42%
Subutex / Suboxone	53	63	(16%)	—	—	—	53	63	(16%)
Cerazette	49	49	1%	—	—	—	49	49	1%
Elocon	45	45	1%	—	—	—	45	45	1%
Noxafil	47	40	20%	13	11	22%	34	29	19%
Implanon	45	37	20%	17	9	80%	28	28	—
Livial	38	48	(21%)	—	—	—	38	48	(21%)
Marvelon	34	37	(7%)	1	—	N/M	33	37	(15%)
Mercilon	33	38	(12%)	—	—	—	33	38	(12%)
Zemuron	30	72	(59%)	3	38	(91%)	27	34	(22%)
Foradil	24	25	(5%)	23	24	(5%)	1	1	(5%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.
N/M not a meaningful percentage

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (GLOBAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Prescription Pharmaceuticals :	3,379	3,589	3,548	10,515			3,557	3,702	3,539	10,798	3,455	14,253	—	(3%)

Remicade	518	565	608	1,691			507	557	564	1,627	491	2,118	8%	4%
Nasonex	306	321	266	893			307	311	258	876	280	1,155	3%	2%
Temodar	247	256	278	781			236	251	273	760	242	1,002	2%	3%
Pegintron	216	215	198	629			225	229	235	689	225	914	(16%)	(9%)
Clarinex / Aerius	174	226	164	564			213	240	176	630	160	790	(7%)	(10%)
Follistim / Puregon	131	145	122	397			145	162	142	450	127	577	(14%)	(12%)
Nuvaring	115	129	131	375			96	116	118	330	110	440	11%	14%
Claritin Rx	132	96	95	323			128	111	87	326	99	425	9%	(1%)
Avelox	109	71	70	250			142	67	65	274	102	376	7%	(9%)
Integrilin	76	73	74	223			74	78	84	236	78	314	(12%)	(5%)
Rebetol	66	67	64	197			59	70	63	193	67	260	1%	2%
Caelyx	61	68	67	195			74	78	80	232	64	297	(16%)	(16%)
Intron A	54	67	56	177			55	61	61	177	57	234	(8%)	—
Remeron	50	50	74	174			68	61	61	190	48	239	21%	(8%)
Proventil / Albuterol	54	56	59	169			50	38	38	127	63	190	53%	33%
Asmanex	49	54	53	156			42	48	40	131	49	180	31%	19%
Subutex / Suboxone	50	52	53	155			54	62	63	178	52	230	(16%)	(13%)
Cerazette	39	46	49	134			44	49	49	142	44	185	1%	(5%)
Elocon	41	45	45	132			45	47	45	137	39	176	1%	(3%)
Noxafil	39	43	47	129			34	38	40	111	38	149	20%	16%
Implanon	37	43	45	125			38	44	37	119	32	151	20%	5%
Livial	33	39	38	110			45	50	48	143	40	183	(21%)	(23%)
Marvelon	31	36	34	102			37	40	37	114	33	147	(7%)	(11%)
Mercilon	35	33	33	101			43	47	38	128	31	159	(12%)	(21%)
Zemuron	32	33	30	95			63	67	72	202	51	253	(59%)	(53%)
Foradil	23	25	24	72			25	25	25	76	27	102	(5%)	(4%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (U.S.) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Total Prescription Pharmaceuticals (U.S.) :	951	969	923	2,843			975	926	932	2,831	981	3,812	(1%)	—

Nasonex	158	183	151	491			172	166	141	479	166	644	7%	3%
Temodar	92	93	100	285			80	82	96	258	90	348	3%	10%
Pegintron	29	30	28	87			39	40	40	119	34	153	(29%)	(27%)
Clarinex / Aerius	59	74	60	194			76	79	71	227	68	295	(15%)	(14%)
Follistim / Puregon	43	49	42	134			44	45	49	138	40	178	(14%)	(3%)
Nuvaring	72	79	82	232			54	68	67	189	65	253	22%	23%
Avelox	109	71	70	250			142	67	65	274	102	376	7%	(9%)
Integrilin	71	68	69	208			69	73	78	220	73	292	(12%)	(5%)
Intron A	27	35	31	92			27	29	30	86	32	118	—	6%
Remeron	2	2	2	7			4	2	3	9	2	11	(17%)	(23%)
Proventil / Albuterol	54	56	59	169			50	38	38	126	63	190	53%	33%
Asmanex	46	52	49	148			39	45	38	123	46	169	31%	21%
Noxafil	11	13	13	37			9	10	11	31	12	43	22%	21%
Implanon	13	15	17	45			11	14	9	35	10	45	80%	28%
Marvelon	1	2	1	5			2	3	—	5	2	5	N/M	50%
Zemuron	7	3	3	13			34	33	38	105	20	125	(91%)	(88%)
Foradil	22	25	23	70			24	24	24	74	26	99	(5%)	(4%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (INTERNATIONAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Total Prescription Pharmaceuticals (International) :	2,428	2,620	2,625	7,672			2,582	2,776	2,607	7,967	2,474	10,441	1%	(4%)

Remicade	518	565	608	1,691			507	557	564	1,627	491	2,118	8%	4%
Nasonex	148	138	115	402			135	145	117	397	114	511	(1%)	1%
Temodar	155	163	178	496			156	169	177	502	152	654	1%	(1%)
Pegintron	187	185	170	542			186	189	195	570	191	761	(13%)	(5%)
Clarinex / Aerius	115	152	104	370			137	161	105	403	92	495	(2%)	(8%)
Follistim / Puregon	88	96	80	263			101	117	93	312	87	399	(15%)	(16%)
Nuvaring	43	50	49	143			42	48	51	141	45	187	(3%)	1%
Claritin Rx	132	96	95	323			128	111	87	326	99	425	9%	(1%)
Integrilin	5	5	5	15			5	5	6	16	5	22	(9%)	(9%)
Rebetol	66	67	64	197			59	70	63	193	66	258	1%	2%
Caelyx	61	68	67	195			74	78	80	232	64	297	(16%)	(16%)
Intron A	27	32	25	85			28	32	31	91	25	116	(17%)	(6%)
Remeron	48	48	72	167			64	59	58	181	46	228	22%	(8%)
Asmanex	3	2	4	8			3	3	2	8	3	11	42%	(2%)
Subutex / Suboxone	50	52	53	155			54	62	63	178	52	230	(16%)	(13%)
Cerazette	39	46	49	134			44	49	49	142	44	185	1%	(5%)
Elocon	41	45	45	132			45	47	45	136	39	176	1%	(3%)
Noxafil	28	30	34	92			25	28	29	80	26	106	19%	15%
Implanon	24	28	28	80			27	30	28	84	22	106	—	(4%)
Livial	33	39	38	110			45	50	48	143	40	183	(21%)	(23%)
Marvelon	30	34	33	97			35	37	37	109	31	142	(15%)	(13%)
Mercilon	35	33	33	101			42	47	38	128	31	159	(12%)	(21%)
Zemuron	25	30	27	82			29	34	34	98	31	128	(22%)	(16%)
Foradil	1	—	1	2			1	1	1	2	1	3	(5%)	(22%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.
N/M not a meaningful percentage

SCHERING-PLOUGH CORPORATION
CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Consumer Health Care:	384	381	282	1,048			377	401	278	1,057	219	1,276	2%	(1%)

OTC:	232	184	173	590			209	181	160	550	130	680	8%	7%
OTC Claritin	149	108	85	342			139	120	92	350	55	405	(7%)	(2%)
MiraLAX	37	36	41	114			26	28	31	85	30	115	33%	35%
Other OTC	46	40	47	134			44	33	37	115	45	160	26%	16%
Foot Care	73	101	92	266			85	105	96	286	71	357	(5%)	(7%)
Sun Care	79	96	17	192			83	115	22	221	18	239	(19%)	(13%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Geographic net sales

U.S.	1,450	1,464	1,328	4,242			1,453	1,434	1,350	4,236	1,320	5,556

Europe and Canada	1,946	2,154	2,094	6,194			2,235	2,449	2,207	6,893	2,009	8,903

Latin America	426	449	453	1,328			482	524	482	1,488	500	1,987

Asia Pacific 1/	571	580	624	1,775			487	514	537	1,537	519	2,056

Consolidated net sales	4,393	4,647	4,499	13,539			4,657	4,921	4,576	14,154	4,348	18,502

1/	The three months ended September 30, 2009 and 2008 include $309 million and $240 million, respectively, of net sales in Japan. The nine months ended September 30, 2009 and 2008 include $938 million and $702 million, respectively, of net sales in Japan.

	2009						2008
	1st	2nd	3rd	9	4th	Full	1st	2nd	3rd	9	4th	Full
	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Other expense/(income), net
Interest income	(4)	(7)	(6)	(17)			(22)	(17)	(19)	(58)	(13)	(71)
Interest expense	109	110	113	332			138	140	136	414	122	536
Gain on sale of divestiture of certain Animal Health products	—	—	—	—			—	—	(160)	(160)	—	(160)
Foreign exchange (gains)/losses	(17)	3	(5)	(18)			(4)	11	4	10	37	47
Other income (1)	—	—	—	—			(17)	—	—	(17)	—	(17)

Total — Other expense/(income), net	88	106	102	297			95	134	(39)	189	146	335

(1)	Other income for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.

All figures rounded. Totals may not add due to rounding.

Janet Barth	908-298-7011
Joe Romanelli	908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these items to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended September 30, 2009
	(unaudited)
			Special,
		Purchase	Merger and		Other	As
	As	Accounting	Acquisition-		Specified	Reconciled
	Reported	Adjustments	Related Items		Items	(1)
Net sales	$4,499	$—	$—		$—	$4,499
Cost of sales	1,719	(138)	(48	)(2)	—	1,533
Selling, general and administrative	1,511	(1)	—		—	1,510
Research and development	913	(4)	—		—	909
Other expense/(income), net	102	—	—		—	102
Special, merger and acquisition-related charges	29	—	(29)		—	—
Equity income	(387)	—	—		—	(387)

Income before income taxes	612	143	77		—	832
Income tax expense/(benefit)	97	(22)	(5)		—	124

Net income	$515	$121	$72		$—	$708

Preferred stock dividends	38	—	—		—	38

Net income available to common shareholders	$477	$121	$72		$—	$670

Diluted earnings per common share	$0.29					$0.40

Average shares outstanding — common and participating — diluted	1,667					1,667

(1)	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
(2)	Relates to the closure of certain global supply chain operations.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended September 30, 2008
	(unaudited)
		Purchase	Special and	Other	As
	As	Accounting	Acquisition-	Specified	Reconciled
	Reported	Adjustments	Related Items	Items	(1)
Net sales	$4,576	$—	$—	$—	$4,576
Cost of sales	1,737	(221)	—	—	1,516
Selling, general and administrative	1,660	(1)	—	—	1,659
Research and development	893	(3)	—	—	890
Other expense/(income), net	(39)	—	—	160	121
Special and acquisition-related charges	101	—	(101)	—	—
Equity income	(434)	—	—	19	(415)

Income before income taxes	658	225	101	(179)	805
Income tax expense/(benefit)	44	(79)	(16)	11	128

Net income	$614	$146	$85	$(168)	$677

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$576	$146	$85	$(168)	$639

Diluted earnings per common share	$0.35				$0.39

Average shares outstanding-common and participating-diluted	1,636				1,636

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Nine months ended September 30, 2009
	(unaudited)
			Special,
		Purchase	Merger and		Other	As
	As	Accounting	Acquisition-		Specified	Reconciled
	Reported	Adjustments	Related Items		Items	(1)
Net sales	$13,539	$—	$—		$—	$13,539
Cost of sales	4,738	(394)	(55	)(2)	—	4,289
Selling, general and administrative	4,629	(4)	—		—	4,625
Research and development	2,580	(9)	(2)		—	2,569
Other expense/(income), net	297	—	—		—	297
Special, merger and acquisition-related charges	133	—	(133)		—	—
Equity income	(1,157)	—	—		—	(1,157)

Income before income taxes	2,319	407	190		—	2,916
Income tax expense/(benefit)	328	(81)	(18)		—	427

Net income	$1,991	$326	$172		$—	$2,489

Preferred stock dividends	113	—	—		—	113

Net income available to common shareholders	$1,878	$326	$172		$—	$2,376

Diluted earnings per common share	$1.13					$1.43

Average shares outstanding — common and participating — diluted	1,658					1,658

(1)	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
(2)	Relates to the closure of certain global supply chain operations.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Nine months ended September 30, 2008
	(unaudited)
			Special and
		Purchase	Acquisition-	Other	As
	As	Accounting	Related	Specified	Reconciled
	Reported	Adjustments	Items	Items	(1)
Net sales	$14,154	$—	$—	$—	$14,154
Cost of sales	5,782	(1,264)	—	—	4,518
Selling, general and administrative	5,208	(3)	—	—	5,205
Research and development	2,679	(7)	—	—	2,672
Other expense/(income), net	189	—	—	177	366
Special and acquisition related charges	218	—	(218)	—	—
Equity income	(1,444)	—	—	83	(1,361)

Income before income taxes	1,522	1,274	218	(260)	2,754
Income tax expense/(benefit)	133	(266)	(25)	16	408

Net income	$1,389	$1,008	$193	$(244)	$2,346

Preferred stock dividends	113	—	—	—	113

Net income available to common shareholders	$1,276	$1,008	$193	$(244)	$2,233

Diluted earnings per common share	$0.78				$1.37

Average shares outstanding-common and participating-diluted	1,635				1,635

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share reflect the following adjustments:

	Third Quarter		Nine Months
	(unaudited)		(unaudited)
	2009	2008	2009	2008
Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$127	$136	$368	$407
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	16	11	39	27
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	—	78	—	840

Total purchase accounting adjustments, pre-tax	143	225	407	1,274
Income tax benefit	22	79	81	266

Total purchase accounting adjustments	$121	$146	$326	$1,008

Special, merger and acquisition-related items:

Accelerated depreciation (a)	$5	$—	$12	$—
Special, merger and acquisition-related activities (d)/(a)	72	101	178	218

Total special, merger and acquisition-related items, pre-tax	77	101	190	218
Income tax benefit	5	16	18	25

Total special, merger and acquisition-related items	$72	$85	$172	$193

Other specified items:
Income from respiratory JV termination (e)	$—	$(19)	$—	$(83)
Gain on sale of previously announced divestiture of certain Animal Health products (c)	—	(160)	—	(160)
Gain on sale of manufacturing plant (c)	—	—	—	(17)

Total other specified items, pre-tax	—	(179)	—	(260)
Income tax expense	—	(11)	—	(16)

Total other specified items	$—	$(168)	$—	$(244)

Total purchase accounting adjustments, special, merger and acquisition-related items and other specified items	$193	$63	$498	$957

(a)	Included in cost of sales

(b)	Included in cost of sales, selling, general and administrative and research and development

(c)	Included in other expense/(income), net

(d)	Included in special, merger and acquisition-related charges

(e)	Included in equity income